UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 27, 2004





                            PENN-AMERICA GROUP, INC.
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             (Exact name of registrant as specified in its charter)







         Pennsylvania                        0-22316              23-2731409
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(State or other jurisdiction of          (Commission File     (I.R.S. Employer
         incorporation)                      Number)         Identification No.)



420 S. York Road, Hatboro, Pennsylvania                  19040
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7- Regulation FD



Item 7.01.  Regulation FD Disclosure

            On October 27, 2004, the registrant issued a Press Release announcing earnings for the third quarter 2004. The press release dated October 27, 2004, is attached hereto as an exhibit.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statement and Exhibits

(c)  Exhibits

99.1 Press release dated October 27, 2004.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENN-AMERICA GROUP, INC.



Date: October 27, 2004
                                   BY: /s/ Garland P. Pezzuolo
                                   ---------------------------------
                                   Garland P. Pezzuolo
                                   Vice President, Secretary and General Counsel